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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 29, 1998


           CWMBS, INC., (as depositor under the Pooling and Servicing
             Agreement, dated as of June 1, 1998, providing for the
                          issuance of the CWMBS, INC.,
                         Alternative Loan Trust 1998-4,
              Mortgage Pass-Through Certificates, Series 1998-12).


                                   CWMBS, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-45887                 95-4449516
 -------------------------         ----------               --------------
(State or Other Jurisdiction       Commission               (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)


  4500 Park Granada
  Calabasas, California                                          91302
  (Address of Principal                                        (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (818) 304-5591

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Item 5.  Other Events.
------   ------------

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-12.

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-12, Bear, Stearns & Co. Inc. ("Bear Stearns"), as the underwriter of the Underwritten Senior Certificates, has prepared certain materials (the "Bear Stearns Computational Materials") for distribution to its potential investors. Similarly, Countrywide Securities Corporation ("CSC"), as the underwriter of the Underwritten Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to their potential investors. Although the Company provided Bear Stearns and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Bear Stearns Computational Materials or the CSC Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear Stearns Computational Materials, listed as Exhibit 99.1 hereto and the CSC Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated June 29, 1998.


--------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 18, 1998 and the prospectus supplement dated June 26, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-12.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Bear Stearns Computational Materials.
                  filed on Form SE dated June 29, 1998.

         99.2     CSC Computational Materials.
                  filed on Form SE dated June 29, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWMBS, INC.



                                   By: /s/ David Spector
                                      -------------------
                                       David Spector
                                       Vice President


Dated:  June 29, 1998

Exhibit Index


Exhibit                                                                 Page
-------                                                                 ----

99.1              Bear Stearns  Computational  Materials
                  filed on Form SE dated June 29, 1998.

99.2              CSC  Computational  Materials
                  filed on Form SE dated June 29, 1998.


                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599




                                                         June 30, 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


      Re:      CWMBS, Inc.
               Alternative Loan Trust 1998-4,
               Mortgage Pass-Through Certificates,
               Series 1998-12

Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

         Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, Exhibits 99.1 and 99.2 will be filed on June 30, 1998 in paper on Form SE.


                                                 Very truly yours,

                                                 /s/ Amy Sunshine

                                                 Amy Sunshine


Enclosure